                            C O N F I D E N T I A L
                            -----------------------

                              SETTLEMENT AGREEMENT

         This Settlement Agreement ("Agreement") dated and effective as of this 15th day of May, 1998 by and among Kevin E. Koy ("Kevin"), Maureen H. Koy ("Maureen" and Kevin's mother); Chicago Mortgage and Financial Services, Inc. a/k/a Chicago Mortgage Company, Inc. a/k/a Chicago Mortgage Company or such other similar name ("CMFSI"); Chicago Mortgage and Financial Services, Inc. Profit Sharing Plan & Trust ("CMFSI Profit Sharing Plan"); Cambridge Financial Services, Inc. a/k/a Cambridge Financial or such other similar name ("Cambridge Financial"); CorCapital Financial Partners L.L.C. a/k/a CorCapital Financial Corp. or such other similar name ("CorCapital"); or any other entity, pseudonym, nominee or other name used by Kevin, his attorneys, agents, heirs, representatives and assigns (collectively, the "Koy Group") and SHC Corp., (f/k/a VictorMaxx Technologies, Inc.) an Illinois corporation ("VMTI"); Sonoma Holding Corp., an Illinois corporation ("Sonoma"); and any Sonoma-related, affiliated or subsidiary companies; Terrence L. Donati ("Terry"); Frank A. Contaldo "(Frank"); and their respective officers, directors, shareholders, employees, agents, attorneys, representatives, predecessors, successors and assigns (collectively, the "VMTI Group").

         WHEREAS, as used herein, "the Koy Group" refers to each member thereof individually, as well as the group as a whole. As used herein, "the VMTI Group" refers to each member thereof individually, as well as the group as a whole;

                            C O N F I D E N T I A L
                            -----------------------

         WHEREAS, the Koy Group may have in its possession certain shares of VMTI stock, as more fully set forth in Schedule A to this Agreement;
         WHEREAS, disputes have arisen between the VMTI Group and the Koy Group; WHEREAS, litigation was commenced in the Circuit Court of Cook County, by Kevin against certain of the VMTI Group to collect an alleged $25,000 promissory note, Case No. 98 MI 114181;
         WHEREAS, some members of the VMTI Group filed a lawsuit in the United States District Court for the Northern District of Illinois, seeking injunctive and other relief against Kevin, Case No. 98 C 1697; and
         WHEREAS, Kevin and the VMTI Group are parties to a certain settlement agreement dated July 18, 1995;
         WHEREAS, the parties wish to avoid the expense and uncertainty of litigating the disputed issues of law and fact and wish to compromise and settle all such allegations and disputed issues and any other potential claims, allegations and disputes between them; and
         WHEREAS, the parties hereto desire to resolve all of their differences and disputes in one comprehensive settlement agreement;
         NOW THEREFORE, in recording of the foregoing, and in consideration of the promises and mutual covenants and understandings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, agree as follows:

                            C O N F I D E N T I A L
                            -----------------------

         1.       STOCK DELIVERY AND PAYMENTS.

         (A) Upon the execution of this Settlement Agreement, the Koy Group shall deliver to Stuart Perlman, counsel of the VMTI Group, 3,632,567 shares of VMTI common stock, and 50,000 shares of VMTI preferred stock as more fully described in Paragraph 2 below, to be held in escrow at the law offices of Stuart Perlman or such successor escrowee which shall be selected at the sole discretion of the VMTI Group, pursuant to the terms of the Voting Trust Agreement and Escrow Agreement attached hereto as Exhibit 2, to and until such shares may be released in accordance with the terms of this Agreement. The VMTI Group itself, or on behalf of others, shall make the following payments in good Chicago funds, to the Koy Group payable to "CMFSI Profit Sharing Plan and Peter Carey, its Attorney". The Koy Group expressly authorizes payment in this matter for all sums due hereunder to be paid by the VMTI Group to the Koy Group, within the time period specified below (unless said frame falls in a Saturday, Sunday or legal holiday then the immediately following day thereof), to be delivered to Peter Carey:
                  (i) $50,000 within 7 days from the date of execution of this Settlement Agreement;
                  (ii) $250,000 on or before June 11, 1998, at which time Stuart Perlman is authorized to release to the VMTI Group or its assigns, from the escrow established herein, 5,000,000 shares of Common Stock of VMTI.

                            C O N F I D E N T I A L
                            -----------------------

                  (iii) $400,000 within nine months from the date of execution of this Settlement Agreement, at which time Stuart Perlman is authorized to release to the VMTI Group or its assigns, from escrow established herein, an additional 5,000,000 shares of Common Stock of VMTI.
                  (iv) In the event that any of the payments contemplated in Paragraphs 1.(A)(ii) through 1.(A)(iii) above is not timely made, there shall be a 30-day cure period during which time the VMTI Group (or its assigns) may make the required payment, with no penalty or prejudice to its rights, and the payment shall be deemed as having been timely made. In the event that any cure period expires and the required payment has not been made, the parties agree that the VMTI Group (or its assigns) may retain the stock to which the defaulted payment applies, and further agree that this Agreement confers upon the Koy Group the right to pursue the VMTI Group, in a court of law or other appropriate forum, to recover the sums owed under this Agreement; provided, however, any such debt created by this Agreement cannot be used by the Koy group as a basis on which to initiate, induce or otherwise encourage the filing of any bankruptcy proceedings against the VMTI Group.

         2.       STOCK.

         (A) As set forth above, simultaneously with the execution of this Settlement Agreement the Koy Group shall deliver to Stuart Perlman, attorney, as Escrowee, the following shares and certificates.

                            C O N F I D E N T I A L
                            -----------------------

                  a. Certificate #VM2466 to CMFSI Profit Sharing Plan for 3,632,568 shares of Common Stock of VMTI.
                  b. Certificate #P3 to CMFSI Profit Sharing Plan for 30,000 shares of VMTI Preferred Stock convertible into 9,000,000 shares of Common Stock of VMTI.
                  c. On a stock power form provided by Stuart Perlman, duly executed by CMFSI Profit Sharing Plan to assign, in blank, the 3,632,568 shares by a duly authorized representative with full power and authority to execute said power.
                  d. On a stock power form provided by Stuart Perlman, duly executed by CMFSI Profit Sharing Plan to assign, in blank, the said 30,000 shares of Preferred Stock by a duly authorized representative with full power and authority to execute said power.
                  e. Written Notice and Request to convert 30,000 shares of Preferred Stock into 9,000,000 shares of Common Stock of VMTI, which form shall be provided by Stuart Perlman.

         Upon receipt thereof, Stuart Perlman shall promptly forward all of the above shares to VMTI's Transfer Agent for the purpose of putting the following certificates into CMFSI Profit Sharing Plan's name, subject to receipt of three duly executed stock powers to assign in blank. These stock certificates will provide full power and verification that the named shareholder has authority to execute said powers:

                            C O N F I D E N T I A L
                            -----------------------

                  (i)      1,882,567 shares of Common Stock (restricted)
                  (ii)     5,000,000 shares of Common Stock (restricted)
                  (iii)    5,000,000 shares of Common Stock (restricted)
                  (iv) 126,648 shares of Common Stock or a Lost Certificate Affidavit and Indemnity Agreement (restricted but subject to permitting the removal of the legend after three months from the time the Koy Group was not an affiliate of VMTI); and
         (B) The 82,447 shares of VMTI Common Stock in Kevin's name shall remain in the custody of George Hormel and the shares shall be subject to the Voting Trust created herein; provide, however, if George Hormel ever releases or otherwise wishes to transfer those shares to Kevin or the Koy Group, they must be delivered to Stuart Perlman to be held in Escrow subject to this Agreement.
         (C) The Koy Group warrants and represents that all of the shares identified in Paragraph 2.(A) above are free and clear of any liens or encumbrances, have free and marketable title, that no promise or contract or other commitment has been made to sell or dispose of any of those shares, and those shares have not been pledges, hypothecated, or otherwise assigned or transferred for any reason at any time heretofore.
         (D) Except for the shares identified in Paragraphs 2.(A) and 2.(B) above, the Koy Group agrees to waive and otherwise relinquish all right, title or interest in and to any shares of stock, warrants, options or any other securities of any kind or description or interest, compensation, fees or any other interest whatsoever in or from any of the VMTI Group.

                            C O N F I D E N T I A L
                            -----------------------

         (E) The Koy group, directly or indirectly, has no power or rights as a shareholder of any member of the VMTI Group, except those rights which may exist arising from the Voting Trust described below.
         (F) The parties, either directly or indirectly, shall not take any action which interferes, either directly or indirectly, with any party hereto, or any related entity, nor make any disparaging statements regarding any party or related entity at anytime hereafter. Kevin further agrees that he will not make any public or private representations which suggest or imply that Kevin was or in any way responsible for any present or future success of VMTI, or any of its successor entities.
         (G) All Shares of stock to which the Koy Group may be entitled pursuant to the terms of this Agreement shall be held by Stuart Perlman in a Voting Trust, and any successor trustee of said Voting Trust shall be selected solely by the VMTI Group, a copy of which Voting Trust is attached as Exhibit 2 and made a part hereof.
         (H) All of the Shares for stock identified above shall be subject to anti-dilution no matter how caused, including but not limited to, a reverse split of any Shares, so long as such action shall apply to all shareholders of the VMTI Group entity involved.

         3.       SHARES ISSUED TO OTHERS ON BEHALF OF THE KOY GROUP.

         (A) Schedule 3 is attached hereto and made a part hereof provided for a total of 750,000 Shares of VMTI Common Stock issued to various persons on behalf of and at the request of the Koy Group, and shall be a part of this Agreement.

                            C O N F I D E N T I A L
                            -----------------------

         (B) Except for the stock shares designated for Maureen Koy on Schedule B, which shares shall be deposited in the Voting Trust established herein and subject to the terms of that Trust, The Koy Group, directly or indirectly, shall not receive any of the certificates identified on Schedule B. Those certificates shall be delivered only to the person named on each certificate, subject to each named person returning an affidavit of representations and warranties to the VMTI Group's counsel and such other documents as may be reasonably requested by the VMTI Group. Upon execution hereof, Stuart Perlman shall mail the requested affidavit and other necessary documentation to the persons specified on Schedule B, attached hereto. Stuart Perlman shall include in such mailing a letter from Kevin, subject to Stuart Perlman's approval of both the form and substance of such letter. Upon return of the properly executed documents to Mr. Perlman, the shares provided for those individuals on Schedule B shall be promptly mailed to those individuals by Mr. Perlman; provided, however, that the shares designated for Maureen Koy shall be deposited into the Voting Trust described in Paragraph (2(G) herein.
         (C) Except for the stock shares designated for Maureen Koy on Schedule B, which shires shall be deposited in the Voting Trust established herein and subject to the terms of that Trust, The Koy Group, directly or indirectly, agrees to waive all interest and rights with respect to any of the shares listed on Schedule B attached hereto and to take whatever action requested by the VMTI Group to effectuate such waiver.

                            C O N F I D E N T I A L
                            -----------------------

         (D) With respect to all shares referenced to or disposed of herein, the parties acknowledge the VMTI Group's previous challenge regarding the Koy Group's ownership of VMTI stock, and the Koy Group agrees that in the event of a breach of this Agreement, the parties agree that this Settlement Agreement shall not be used as evidence of stock ownership by the Koy Group, and that no concession by the VMTI Group regarding the Koy Group's stock ownership shall be inferred from this Agreement.

         4. STANDSTILL BY THE KOY GROUP REGARDING ANY OTHER SHARES OF THE VMTI GROUP.

         (A) The Koy Group agrees that for the period of five (5) years from the date of this Settlement Agreement, it will not:
                  (i) acquire, by purchase or otherwise, or offer or agree to acquire or obtain the right to acquire or propose to acquire or announce any intention or plan to acquire or announce any request for permission to acquire, directly or indirectly, any additional shares of the stock of VMTI or any of its successor entities ("VMTI Stock") and/or any rights, warrants or obligations convertible into VMTI Stock;

                            C O N F I D E N T I A L
                            -----------------------

                  (ii) directly or indirectly engage in, or become a member of a group which is engaging in, any tender offer or exchange offer for any shares of VMTI Stock; provided that it shall be free to tender any shares of VMTI which it may own in response to such offer;
                  (iii) take any other action, including participating in or becoming a member of any group, to directly or indirectly acquire control of VMTI, or of any significant subsidiary of VMTI, or of any significant amount of assets of VMTI or of any significant subsidiary of VMTI, including without limitation becoming a "participant" in, or lending its support to, any "election contest" relating to the election of directors of VMTI (as such terms are used in Rule 14a-11 of Regulation 14A under the Securities Exchange Act of 1934); or
                  (iv) acquire from any person any claim, whether monetary or otherwise that such person may have against VMTI or any of its affiliates.

         5.       ALLEGED CLAIMS COVERED BY THE AGREEMENT.
         Without limiting the settlement of all issues, the following items are settled and are included within the terms of this Agreement:

         (A) The Settlement Agreement, dated and effective as of the 18th day of July, 1995, and all cash or monies owed or to be paid pursuant to that agreement;
         (B) All cash, stock shares or other securities of every kind and description purportedly owed for the alleged failure to fulfill the July 18, 1995 Settlement Agreement by certain members of the VMTI Group, including but not limited to the sum of $150,000;

         (C) Any alleged rights created by the document entitled "Board of Directors Agreement", dated September 3rd, 1997;

         (D) The alleged Promissory Note in the principal sum of $25,000 dated on or about March 6, 1998; and

         (E) The civil action currently pending in the Circuit Court of Cook County, and known as KEVIN KOY V. VICTOR MAXX TECHNOLOGIES, INC. ET AL, Case No. 98 MI-114181; and

         (F) The federal court injunctive action currently pending and known as VICTORMAXX TECHNOLOGIES, INC. ET AL V. KEVIN KOY, Case No. 98 C 1697.

         (G) Any and all other documents, relationships of any kind or description which the either the Koy Group or the VMTI Group has previously claimed create any interest, rights or sums owed to the other party, or any of them, by the Koy Group or the VMTI Group, or any of them, except to the extent that any such documents or relationships expressly survive the terms of this Settlement Agreement.

         (H) Any other pending cases, litigation or demands filed or made by either party upon the other.

         (I) The receipt by Kevin of a $50,00 check from Mr. Jeffery Goldberg which Kevin represents and warrants was returned by him to Mr. Goldberg.

         (J) The alleged October 10, 1997 Cambridge Financial promissory note to Terry in the sum of $140,000.

         (K) Kevin's charges on the American Express Credit Card of appropriately $1,740;

         (L) The sum of $32,500 received by Kevin of checks made payable to Cambridge Financial from January to March, 1998.

         6.       NON COMPETE; NON-DISCLOSURE.

         (A) The parties agree that from and after the date hereof through a period of two years, and within a radius of seven miles from any of the VMTI Group's existing or currently planned locations, stores, offices or establishments, the Koy Group, directly or indirectly will not compete, or have any business in any manner whatsoever with any of the VMTI Group, including all of their subsidiary, related or affiliated entities, and whatever business conducted or to be conducted by them. The Koy Group and the VMTI Group have carefully considered the time period and the area of this non-compete agreement and they believe these restrictions to be reasonable and intend to be bound by them. The Koy Group agrees that these provisions are enforceable and that any court of competent jurisdiction may impose any injunctive remedy, and award such other and further relief as may be appropriate.

         (B) For the purposes of this Agreement, "compete" or "competition" shall mean employment, being an officer and/or director of, consulting with or owning more than 1% of any beneficial interest in; any interest in a loan arrangement with; providing marketing, or customer or technical information to; negotiating or selling or providing any know how or other information learned while working with or associated with the VMTI Group.

         (C) Neither the Koy Group nor the VMTI Group shall at any time hereinafter disclose to anyone any information regarding the VMTI Group's or the Koy Group's financial conditions, assets, liabilities, trade secrets, regardless of whether any such trade secrets are patented, registered or deemed secrets, under the common law, technology, licenses, vendors, distributors, salesmen, and customers, or any other confidential, personal or proprietary information of the VMTI Group or the Koy Group, or any information concerning the VMTI Group's or the Koy Group's respective officers, directors, employees, attorneys, shareholders, agents and assigns; provided that the VMTI Group and Koy Group may disclose the aforementioned information only to the extent required by a valid court order or as permitted in writing by the appropriate VMTI Group or the Koy Group members after the date hereof; provided, however, that the aforesaid obligations shall not apply to:

                  (i) any information which has come within the public domain through no fault of or action by the VMTI Group or the Koy Group; and

                  (ii) information which is hereafter obtained by the VMTI Group or the Koy Group from any third party which is lawfully in possession of such information and not in violation of any contractual or legal obligation with respect thereto.

         (D) The Koy Group agrees that upon execution of the Agreement, the Koy Group shall within 48 hours return to the VMTI Group all stationery, business cards, credit cards brochures, and all other documents bearing Kevin Koy's name suggesting an affiliation with VMTI or any related entities.

         (E) The Koy Group agrees that it shall not make any comments whatsoever, or initiate or respond to any communications regarding the economic or financial condition of the VMTI Group or any of its successor entities. The Koy Group further agrees that it shall not communicate with any banks, financial institutions, regulatory agencies or such similar entities, regarding the VMTI Group or any of its successor entities.

         7.       DISMISSALS OF ACTIONS.

         (A) Kevin and his attorney, Peter Carey, and the VMTI Group agree that upon the receipt by Peter Corey of the first $50,000 payable under paragraph 1.(A)(i) above, Kevin agrees to dismiss with prejudice the lawsuit filed in the Circuit Court of Cook County, Municipal Department, case number 98M1-114181, entitled KEVIN KOY V. VICTOR MAXX TECHNOLOGIES, INC. ET AL. and cause an order of court to be entered dismissing the aforesaid case with prejudice, and the Koy Group agrees that it will not file any claim for the same or similar relief, in any court or tribunal.

         (B)      (i)      The U.S. District Court case filed in Chicago, by the
VMTI Group against Kevin, Case No. 98 C 1697, shall be dismissed with prejudice; provided, however, Judge Morton Denlow shall retain jurisdiction solely to enforce the terms of this Agreement, and to award any appropriate relief, including but not limited to punitive damages; and

                  (ii) The Koy Group, directly and indirectly, agrees that it shall not file, assist in the filing or urge the filing against or with respect to the VMTI Group (which, as defined above, includes any of its respective affiliates, subsidiaries or related parties) of (a) any involuntary bankruptcy petition or (b) any other request of a court seeking similar relicf, nor will the Koy Group suggest or encourage that any other person or entity participate in any such filing or action.

         (C) In the event that any party hereto, its affiliates, subsidiaries or related parties, learns that either party has breached or may be in violation of Paragraph 6 herein, the parties agree that the aggrieved party may seek immediate and appropriate relief, with or without notice, to prevent or deter such possible violation hereof.

         8.       CONFIDENTIALITY AND PRESS RELEASES.

         (A) This Agreement, its contents and the underlying understandings shall be held as confidential between the Parties hereto as of the date hereof unless a court or any administrative body requires disclosure thereof.

         (B) The Koy Group agrees that the VMTI Group may make an appropriate disclosure to prospective stock purchasers, and also in publicly disseminated documents, disclosing the substance of this Agreement and generally describing the underlying actions giving rise to this Agreement. The parties mutually agree to use their best efforts to cooperate with one another in preparing any press release, for which all parties acknowledge time is of the essence.

         (C) Each party to this Agreement agrees not to encourage, participate in or otherwise undertake any efforts or communications which disparage, or make any adverse or negative statement or disclose any nonpublic financial information concerning any other party to this Agreement (without such party's consent), and in the case of corporate parties to this Agreement, any of their directors, officers, affiliates, employees, shareholders, accountants, attorneys, lenders, vendors, distributors, salesmen, customers, agents, representatives, successors or assigns.

         9. RESIGNATION FROM ALL OFFICES, DIRECTORSHIPS AND ALL OTHER CORPORATE CAPACITIES EXCEPT AS PERMITTED IN THIS AGREEMENT.

         On forms provided by Stuart Penman, the Koy Group, and Kevin in particular, agrees to execute resignations from all offices, if any, any membership, if any, on the Boards of Directors of any of the members of the VMTI Group, their subsidiaries, affiliates and related parties contemporaneous with the execution of this Agreement:

         The Koy Group agrees that it and Kevin in particular shall have no capacity, interest or rights whatsoever with respect to the VMTI Group, except as expressly set forth in this Agreement.

         10.      RELEASES.

         (A) The Koy Group hereby releases and discharges the VMTI Group, their respective subsidiaries, affiliates and related parties their respective officers, directors, security holders, attorneys, employees, accountants, agents, representatives, affiliates, successor and assigns from all known and unknown actions, causes of action, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, trespasses, damages, judgments, executions, claims and demands whatsoever, in law admiralty or equity (collectively "Claims"), including without limitation, the Claims made in the above-mentioned Municipal Court case and promissory note described therein; the July 18, 1995 Settlement Agreement; the subsequent settlement of the July 18, 1995 Settlement Agreement by VMTI; the September 3, 1997 Board of Directors Agreement; and as set forth in Paragraph 5 above; and for any or other alleged or purported claims now or hereafter, which the Koy Group, its successors and assigns ever had, now have or hereafter can, shall or may, have for upon, or by reason of any matter cause or thing whatsoever from the beginning of the world to the date of this Agreement is last executed by all of the parties hereto, and for which the VMTI Group could otherwise be liable. Each party executing this Agreement agrees to provide appropriate documentation of their respective authority and right to execute this Agreement.

         (B) The VMTI Group hereby releases and discharges the Koy Group, their respective subsidiaries, affiliates and related parties, their respective officers, directors, security holders, attorneys, employees, accountants, agents, representatives, affiliates, successor and assigns from all known and unknown actions, causes of action, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, trespasses, damages, judgments, executions, claims and demands whatsoever, in law admiralty or equity (collectively "Claims"), including without limitation, the following Claims:

                  (a) September 3, 1997 Board of Directors Agreement requiring the payment of $150,000; and

                  (b) the alleged October 10, 1997 Cambridge Financial promissory note to Terry in the sum of $140,000,

                  (c) Kevin's charges on the American Express Credit Card of approximately $1,700;

                  (d) the sum of $32,500 received by Kevin of checks made payable to Cambridge Financial from January to March, 1998;

                  (e) conveying of any interest, if any in Cambridge Financial to the VMTI Group;

                  (f) the federal court injunctive action currently pending and known as VICTORMAXX TECHNOLOGIES, INC. ET AL. V. KEVIN, Case No. 98 C 1697;

and for any or other alleged or purported claims now or hereafter, which the VMTI Group, its successors and assigns ever had, now have or hereafter can, shall or may, have for upon, or by reason of any matter cause or thing whatsoever from the beginning of the world to the date of this Agreement is last executed by all of the parties hereto, and for which the Koy Group could otherwise be liable. Each party executing this Agreement agrees to provide appropriate documentation of their respective authority and right to execute this Agreement.

         11.      MISCELLANEOUS.

         (A) This Agreement and the other documents contemplated herein constitute and embody the full and complete understanding of the parties hereto with respect to the subject matter hereof and supersede all prior or contemporaneous understandings, agreements or representations, whether oral or in writing (but excluding any written agreements to be executed contemporaneously with this Agreement), and all such agreements and the terms thereof shall be null and void to the extent that they are inconsistent with or contradicted by the terms of this Agreement, which shall control in the event of any such inconsistency or contradiction. This Agreement may only be amended, modified or changed by written instrument executed by the parties hereto.

         (B)      (a)      This Agreement shall inure to the benefit of and be
binding upon the parties hereto and their respective successors and assigns. This Agreement shall be governed by, interpreted, and performed and construed in accordance with the laws of the State of Illinois. The State of Illinois County of Cook, and its federal courts, shall be exclusive jurisdiction, forum and venue for litigation, trial, arbitration or mediation of any dispute which may arise between the parties hereto concerning this Agreement. Jurisdiction to enforce the terms of this Agreement is expressly retained by the Honorable Judge Morton Denlow or any judge sitting in his stead.

         (C) On forms provided by Stuart Perlman, each party who executes this Agreement shall document the authorization and approval to execute the Agreement and that such execution is being given by such party's own free will and without any duress or coercion.

         (D) Each of parties agrees to execute, acknowledge and deliver any additional documents and to take such further action as may be reasonably required in order to effectuate the terms and purposes of this Agreement.

         (E) This Agreement may be executed in any number of counterparts each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (F) This Agreement shall be deemed to have been jointly negotiated and jointly drafted.

         (G) Neither this Agreement nor any paragraph or provision of this Agreement can he amended, modified or waived, except in a writing signed by both parties.

         (H) If any paragraph or provision of this Agreement is held to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall continue in full force and effect, and such unenforceable paragraph or provision shall be enforced and shall be binding to the fullest extent permitted by law or, if necessary, stricken.

      IN WITNESS WHEREOF, the parties hereto have executed this Settlement Agreement as of the year and date first written above.


SUBSCRIBED and SWORN                                 /s/ Kevin E. Koy          5-15, 1998
to before me this 15th                               -----------------         ----
day of May, 1998.                                    Kevin E. Koy              Date

/s/ Rosalyn Diliberto             [SEAL]
---------------------------
    Notary Public


SUBSCRIBED and SWORN                                 /s/ Maureen H. Koy        May 15, 1998
to before me this 15th                               ------------------        ------
day of May, 1998.                                    Maureen H. Koy            Date

/s/ Rosalyn Diliberto             [SEAL]
---------------------------
    Notary Public


SUBSCRIBED and SWORN                                 Chicago Mortgage and Financial Services,
to before me this 15th                               Inc. a/k/a Chicago Mortgage Company, Inc.
day of May, 1998.                                    a/k/a Chicago Mortgage Company

/s/ Rosalyn Diliberto             [SEAL]
---------------------------                          By: /s/ Maureen H. Koy    May 15, 1998
    Notary Public                                        -------------------   ------
                                                         Its   President       Date
                                                              --------------

SUBSCRIBED and SWORN                                 Chicago Mortgage and Financial Services, Inc.
to before me this 15th                               Profit Sharing Plan and Trust
day of May, 1998.

/s/ Rosalyn Diliberto             [SEAL]
---------------------------                          By: /s/ Maureen H. Koy    May 15, 1998
    Notary Public                                        -------------------   ------
                                                         Its   Trustee         Date
                                                              --------------


                                       21

SUBSCRIBED and SWORN                                 Cambridge Financial Services, Inc.
to before me this 15th                               a/k/a Cambridge Financial
day of May, 1998.

/s/ Rosalyn Diliberto             [SEAL]
----------------------------                         By: Kevin E. Koy          5-5, 1998
    Notary Public                                         -------------------  ---
                                                         Its    President      Date
                                                              ---------------

SUBSCRIBED and SWORN                                 CorCapital Financial Partners LLC
to before me this 15th                               a/k/a CorCapital Financial Corp.
day of May, 1998.


/s/ Rosalyn Diliberto             [SEAL]
----------------------------                         By:  Kevin E. Koy          5-5, 1998
    Notary Public                                         ------------------    ---
                                                         Its  Managing Partner  Date
                                                             ---------------


SUBSCRIBED and SWORN                                 VictorMaxx Technologies, Inc.
to before me this 15th
day of May, 1998.


/s/ Rosalyn Diliberto             [SEAL]             By:  Frank A. Contaldo    5-15, 1998
----------------------------                              ------------------   ----
    Notary Public                                        Its      CEO          Date
                                                              --------------

SUBSCRIBED and SWORN                                 Sonoma Holding Corp.
to before me this 15th
day of May, 1998.


/s/ Rosalyn Diliberto             [SEAL]             By:  Frank A. Contaldo    5-15, 1998
----------------------------                              ------------------   ----
    Notary Public                                        Its      CEO          Date
                                                              --------------

SUBSCRIBED and SWORN                                 /s/ Terrence Donati       5-15, 1998
to before me this 15th                               -----------------------   ----
day of May, 1998.                                    Terrence Donati           Date
                                                     President
/s/ Frank A. Contaldo             [SEAL]
----------------------------
    Notary Public


                                       22

SUBSCRIBED and SWORN                                 /s/ Frank Contaldo        5-15, 1998
to before me this 15th                               -----------------------   ----
day of May, 1998.                                    Frank Contaldo            Date


/s/ Rosalyn Diliberto             [SEAL]
----------------------------
    Notary Public


                                   SCHEDULE A

                        SHARES OF VMTI IN THE NAME OF THE
                RELEASING NAMED PERSON ON BEHALF OF THE KOY GROUP
           OR WHICH THE KOY GROUP MAY BE ENTITLED UNDER THIS AGREEMENT


                                             Stock
                                             -----
Name of Shareholder               Common            Preferred                Held by
-------------------               ($0.001           ($0.001 par value)       or to be
                                  par value)        value)                   held at date
                                  ----------        convertible into         of settlement
                                                    common (300 for 1)       agreement
                                                    -----------------        --------------

                                                                             In escrow with Stuart
                                                                             Perlman
                                                                             3,632,567

CMFSI Profit Sharing Plan
(restricted)                      3,632,567                                  (less 1,000,000)
                                                                             and (less 750,000)
                                                                                See Schedule B
                                                                             1,882,567
CMFSI Profit Sharing Plan
(restricted)                                              30,000             9,000,000

Kevin (restricted)                82,447                                     George Hormel is holding
                                                                             these shares

Kevin (restricted)                126,648                                    VMTI Group in Escrow
                                                                             restricted, until
                                                                             compliance with Rule 144

                                                                             All of the above are
                                                                             subject to the voting
                                                                             Trust Agreement
                                                                             established herein.


No other shares, warrants, options or other interests are held or are to be held by any of the Koy Group, other than set forth above, and unless otherwise expressly provided in this Settlement Agreement, all of the aforesaid, if any, shall be cancelled and be deemed null and void.

                                   SCHEDULE B

                  SHARES OF VMTI ISSUED IN THE FOLLOWING NAMES
                      FOR AND ON BEHALF OF THE VMTI GROUP,
                       SUBJECT TO RECEIPT OF DOCUMENTATION
                           REQUESTED BY THE VMTI GROUP
                               AS SET FORTH HEREIN

                        1,000,000 shares of Common Stock


Name of Person                          Certificate #         No. of Shares         Disposition to be made
--------------                          --------------        --------------        ----------------------

Peter Carey                                                        250,000          Cancelled and returned
                                                                                    to VMTI Treasury

Patricia Lerch                            VM2478                    30,000          To be cancelled and
                                                                                    transferred to Maureen
                                                                                    Koy

Catherine Forseberg                       VM2479                    10,000

Doug & Karen Phillips                     VM2480                    16,500

Barb Quan                                 VM2481                    10,000

Donald Trost                              VM2482                    11,000

Susan Seiz                                VM2483                     5,500

Barb Franzen                              VM2484                    10,000

Nancy Fahey                               VM2485                     5,500

Randy Shell                               VM2486                    20,000

Rues Felker                               VM2487                    30,000

Alaron Trading Core.                      VM2503                    45,000

Julie Sowera                              VM2489                    25,000

Janet Gipson                              VM2490                    20,000

Dr. Thomas C. Murphy                      VM2491                     3,000

Shi Yung                                  VM2492                    45,000

Ed Vardon                                 VM2493                    25,000

Carolyn Vardon                            VM2494                    25,000

Marie Platowski                           VM2495                     5,000

Bridget Stacy                             VM2496                     5,000

Mary Ann Doherty                          VM2497                     5,000

Victor J. Ortiz                           VM2498                     1,000



David Joseph Ortiz                        VM2499                     1,000

Tristan Sayre                             VM2500                     2,000

Mikko Sayre                               VM2501                     2,000

Maureen H. Koy                            VM2502                   412,500

                                                                 1,000,000


All of the above Stock will be held by the VMTI Group's counsel, Stuart Perlman, until all documentation is satisfactorily submitted to such counsel and then the respective stock certificate will be delivered to only the named shareholder; provided, however, any certificate(s) intended for Maureen Koy shall be held by Stuart Perlman as Trustee under the Voting Trust Agreement.


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